                                                                   EXHIBIT 10.87

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         This Second Amendment (this "First Amendment") is dated effective July 1, 2003 by and among Kramont Operating Partnership, L.P., a Delaware limited partnership (the "Company"), Kramont Realty Trust, a Maryland real estate investment trust ("Kramont") and George S. Demuth ("Executive").

                                   BACKGROUND

         WHEREAS, the parties hereto entered into an Employment Agreement effective as of July 1, 2001, as amended by First Amendment dated July 1, 2002, (herein referred to as "Employment Agreement"), wherein the parties agreed to the terms and conditions of Executive's employment with the Company; and

         WHEREAS, the parties hereto desire to further amend certain of the terms and conditions of the Employment Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. All capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed in the Employment Agreement.

         2. Paragraph 4 (a) of the Employment Agreement is hereby amended to show that the Base Salary of Executive is increased to $206,000.00, effective July 1, 2003.

         3. Paragraph 5 (c) of the Employment Agreement is hereby amended to show that in accordance with the Kramont 2000 Incentive Plan, the Company hereby grants the Executive 5,981 restricted shares of common stock under the terms and conditions contained in a share grant letter agreement (the "Share Grant Agreement"), the form of which is attached hereto and made a part hereof as Exhibit "A". Simultaneous with the execution of this Second Amendment, Executive agrees to execute and deliver to the Company the Share Grant Agreement.

         4. This Second Amendment and the Employment Agreement represent the entire understanding between the parties and supercede all other oral or written agreements between the parties. The Employment Agreement, as amended by this Second Amendment, is hereby ratified and confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date and year first above written.

                                    KRAMONT OPERATING PARTNERSHIP, L.P.

                                    By: ________________________________________
                                        Louis P. Meshon, Sr.
                                        President

                                    KRAMONT REALTY TRUST

                                    By: ________________________________________
                                        Louis P. Meshon, Sr.
                                        President

                                    Executive

                                    By: ________________________________________
                                        George S. Demuth